UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2015

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.01   Completion of Acquisition of Disposition of Assets.

On December 30, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Energy LLC (“Energy LLC”), an indirect, wholly-owned subsidiary of the Company, acquired a fee simple interest in a two building office complex commonly known as Energy Plaza I & II (the “Energy Plaza Property”), containing 180,119 square feet of office space located in San Antonio, Texas.

Energy LLC acquired the Energy Plaza Property from BRI 1841 Energy Plaza, LLC, an unrelated third party seller, for a purchase price, as amended, of $17,610,000, exclusive of closing costs.  Energy LLC financed the payment of the purchase price for the Energy Plaza Property with (1) proceeds from the Company’s ongoing public offering and (2) the assumption of a securitized loan in the outstanding principal amount of $10,362,573.  The terms of the financing are discussed at Item 2.03 below.

Energy Plaza I and Energy Plaza II were built in 1980 and 1982, respectively.  The Energy Plaza Property is approximately 95% occupied by 66 tenants as of December 31, 2014.  There is no current tenant who occupies 10% or more of the property.  The largest single tenant occupies approximately 8.9% of the property.  The top ten tenants occupy approximately 47% of the property and comprise approximately 46% of current annual base rent.  Major tenants include the San Antonio Petroleum Club, Akin, Doherty, Klein & Feuge, P.C., Housing and Community Services, Inc., U.S. Enercorp LTD and General Dynamics Information Technology, Inc..

An acquisition fee of approximately $440,250 was earned by Hartman Advisors LLC, the Company’s advisor (the “Advisor”), in connection with the purchase of the Energy Plaza Property.  The acquisition fee is payable to the Advisor pursuant to the terms of the advisory agreement between the Company and the Advisor.

The material terms of the agreements regarding the acquisition of the Energy Plaza Property described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 7, 2014 and is incorporated herein by reference.

Property Management

On September 8, 2014, Energy LLC and Hartman Income REIT Management, Inc. (the “Property Manager”), an affiliate of the Company, entered into a Real Property and Company Management Agreement (the “Management Agreement”), pursuant to which the Property Manager will manage and be the exclusive leasing agent for the Energy Plaza Property.  Pursuant to the terms of the Management Agreement, Energy LLC will pay the Property Manager a monthly management fee of 5% of the effective gross revenue (as defined in the Management Agreement).  Energy LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days prior written notice of its desire to terminate the Management

Agreement.  Energy LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten (10) days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten (10) day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Energy LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

Property Loan Assumption

On December 30, 2014, Energy LLC and the Company entered into a loan assumption agreement by and among U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C-3, as lender; BRI 1841 Energy Plaza, LLC, as borrower; Ariel Bentata, as guarantor; Hartman Energy LLC, as buyer; and Hartman Short Term Income Properties XX, Inc., as the new guarantor.  The loan in the original amount of $10,900,000 and dated May 20, 2011, is evidenced by a promissory note, a deed of trust, assignment of leases and rents and security agreement.

The loan agreement provides for a fixed interest rate of 5.30% per annum.  The loan maturity date is June 10, 2021.

The material terms of the assumption agreement and the loan agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On December 30, 2014, the Company distributed a press release announcing the completion of the acquisition of the Energy Plaza Property.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	Real Property and Company Management Agreement by and between Hartman Energy LLC and Hartman Income REIT Management, Inc., dated as of September 8, 2014
10.2

Assumption Agreement, dated December 30, 2014, by and among U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3, BRI 1841 Energy Plaza, LLC, Ariel Bentata, Hartman Energy LLC and Hartman Short Term Income Properties XX, Inc.

10.3	Loan Agreement, dated May 20, 2011 between BRI 1841 Energy Plaza, LLC and Morgan Stanley Mortgage Capital Holdings LLC
10.4

Environmental Indemnity Agreement, dated as of December 30, 2014 by among Hartman Energy LLC and Hartman Short Term Income Properties XX, Inc. in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

10.5

Guaranty of Recourse Obligations of Borrower, dated December 30, 2014 by Hartman Short Term Income Properties XX, Inc. in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

10.6

Assignment of Management Agreement and Subordination of Management Fees, dated December 30, 2014 by Hartman Energy LLC in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3 and acknowledged and consented to by Hartman Income REIT Management, Inc.

99.1	Press release of Hartman Short Term Income Properties XX, Inc., issued December 30, 2014

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: January 6, 2015	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Real Property and Company Management Agreement by and between Hartman Energy LLC and Hartman Income REIT Management, Inc., dated as of September 8, 2014
10.2

Assumption Agreement, dated December 30, 2014, by and among U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3, BRI 1841 Energy Plaza, LLC, Ariel Bentata, Hartman Energy LLC and Hartman Short Term Income Properties XX, Inc.

10.3	Loan Agreement, dated May 20, 2011 between BRI 1841 Energy Plaza, LLC and Morgan Stanley Mortgage Capital Holdings LLC
10.4

Environmental Indemnity Agreement, dated as of December 30, 2014 by among Hartman Energy LLC and Hartman Short Term Income Properties XX, Inc. in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

10.5

Guaranty of Recourse Obligations of Borrower, dated December 30, 2014 by Hartman Short Term Income Properties XX, Inc. in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

10.6

Assignment of Management Agreement and Subordination of Management Fees, dated December 30, 2014 by Hartman Energy LLC in favor of U.S Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3 and acknowledged and consented to by Hartman Income REIT Management, Inc.

99.1	Press release of Hartman Short Term Income Properties XX, Inc., issued December 30, 2014